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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): October 31, 2003


                        APPLIED DIGITAL SOLUTIONS, INC.
            (Exact name of registrant as specified in its charter)

   MISSOURI                      000-26020                      43-1641533
   --------                      ---------                      ----------
(State or other            (Commission File No.)               (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)


                         400 ROYAL PALM WAY, SUITE 410
                           PALM BEACH, FLORIDA 33480
                   (Address of principal executive offices)

                                 561-805-8000
             (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS.

On October 31, 2003, Applied Digital Solutions, Inc. (Nasdaq: ADSX) issued a press release, which is set forth as Exhibit 99.1 to this Current Report, and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

     (99.1)      Press Release dated October 31, 2003




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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            APPLIED DIGITAL SOLUTIONS, INC.

                                            By: /s/ Evan C. McKeown
                                               -------------------------------
                                            Name:   Evan C. McKeown
                                            Title:  Senior Vice President and
                                                    Chief Financial Officer

Dated: October 31, 2003



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                               INDEX TO EXHIBITS

Exhibit Number                      Description
--------------                      -----------

     99.1                           Press Release dated October 31, 2003.